                                                                   EXHIBIT 10.13

                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT (the "Agreement") is made as of October 6, 1998 (the "Effective Date"), by and between GENETRONICS BIOMEDICAL LTD., a corporation organized under the laws of British Columbia, Canada (the "Company"), and JOHNSON & JOHNSON DEVELOPMENT CORPORATION, a New Jersey corporation ("JJDC").

                                    RECITAL:

         WHEREAS, JJDC desires to purchase from the Company, and the Company desires to sell to JJDC, shares of the Company's common stock, upon the terms and subject to the conditions set forth herein and in connection with the execution of (i) a separate Supply Agreement of even date herewith by and among ETHICON, INC., a New Jersey corporation and affiliate of JJDC ("Ethicon"), GENETRONICS, INC., a California corporation and a wholly-owned subsidiary of the Company ("Sub"), and the Company (the "Supply Agreement"), and (ii) a separate License Agreement of even date herewith by and among Ethicon, Sub and the Company, attached hereto as Exhibit A (the "License Agreement" and, together with the Supply Agreement, the "Ancillary Agreements").

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1.       Purchase and Sale of Share.

                  (a) Subject to the terms and conditions of this Agreement, at the Closing (as defined hereinafter), the Company agrees to sell to JJDC and JJDC agrees to purchase from the Company, that number of shares (the "Shares") of the Company's common shares, no par value (the "Common Stock"), determined by dividing six million dollars (U.S. $6,000,000) by the Share Price (as defined below), for an aggregate purchase price (the "Purchase Price") of six million dollars (U.S. $6,000,000). For the purposes hereof, "Share Price" shall mean the arithmetic average of the closing prices of the Common Stock, as reported by The Toronto Stock Exchange or such other principal securities exchange or market on which the Common Stock is then traded, for the twenty (20) trading day period immediately preceding the date hereof; provided, however, that in the event that the Common Stock is not traded on any trading day during such period, then the closing price of the Common Stock on such day shall be deemed to be the closing price of the most recent previous trading day on which the Common Stock was traded on such exchange or market.

                  (b) The purchase and sale of the Shares shall take place at the offices of the Company, at 10:00 am. Eastern time on such date (the "Closing Date") as the parties shall mutually agree (the "Closing").

                  (c) At the Closing, the Company will deliver to JJDC a certificate or certificates, registered in JJDC's name, representing the Shares, and JJDC shall deliver an amount equal to the Purchase Price to the Company by certified check payable to the Company



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or wire transfer of immediately available funds to an account specified by the
Company.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to JJDC that:

         2.1 Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of British Columbia, Canada, and is qualified to do business as a foreign corporation in each jurisdiction where failure to qualify would have a Material Adverse Effect on the Company. For purposes of this Agreement, a "Material Adverse Effect" or "Material Adverse Change" shall mean, with respect to the Company, any material adverse effect or change in the condition (financial or other), business, results of operations, prospects, assets, liabilities or operations of the Company or on the ability of the Company to consummate any of the transactions contemplated hereby, or any material event or condition that would, with or without the passage of time, constitute such a material adverse effect or change. The Company has full power and authority to own its property, to carry on its business as presently conducted and to carry out the transactions contemplated hereby. The copies of the Certificate of Incorporation, Memorandum and Articles and Bylaws of the Company, as amended to date, which have been furnished to JJDC by the Company, are correct and complete.

         2.2 Authorization. The Company has full power to execute, deliver and perform this Agreement, the Ancillary Agreements and any other agreement entered into by the Company in connection with this Agreement. Each such agreement has been duly executed and delivered by the Company and is the legal, valid and, assuming due execution by the other parties hereto and thereto, binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally, and to general equitable principles. The execution, delivery and performance of this Agreement, including the sale, issuance and delivery of the Shares, and the Ancillary Agreements, and each other agreement entered into by the Company in connection with this Agreement, has been duly authorized by all necessary corporate action of the Company.

         2.3 Capitalization. When issued in accordance with the terms of this Agreement, the Shares will be duly authorized, validly issued and outstanding, fully paid and nonassessable, free of any liens, encumbrances, preemptive rights or rights of first refusal and, subject to reliance on the representations and warranties of JJDC set forth in Section 3, will be issued in compliance with all applicable Canadian provincial and U.S. federal and state securities laws. The entire authorized capital of the Company consists of 200,000,000 shares consisting of (i) 100,000,000 shares of Common Stock and (ii) 100,000,000 shares of Class A Preferred Stock. The shares of Common Stock outstanding are duly authorized, validly issued and outstanding, fully paid and nonassessable, and were issued in compliance with all applicable Canadian provincial and U.S. federal and state securities laws. No shares of Common Stock or preferred stock are held in the Company's treasury. There are no outstanding securities, warrants, rights of first refusal, options or other rights to purchase or acquire, or exchangeable for or convertible into, any shares of Common Stock or preferred stock, except for options to purchase shares of Common Stock issued pursuant to the Company's Stock Option Plan, and warrants to purchase up to 200,000 shares of Common Stock at Cdn. $4.73 per share. The Company has reserved 4,700,000 shares



                                       2.
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of Common Stock under its stock option plans. There are no preemptive rights with respect to the issuance or sale by the Company of any of its securities. Upon consummation of the transactions contemplated hereby, JJDC will acquire good and valid title to the Shares, free and clear of any encumbrances, liens, claims, charges or assessments of any nature whatever.

         2.4 Subsidiaries. The Company has no subsidiaries and no investments, directly or indirectly, in any other corporation or business organization except for Genetronics, Inc. The Company is not a participant in any joint venture or partnership.

         2.5 Financial Statements. The audited consolidated balance sheets and statements of operations and cash flow for the Company included in the Public Reports.(as defined below) (collectively, the "Financial Statements") are complete and correct in all matters and respects, are in accordance with the books and records of the Company, have been prepared in accordance with U.S. and Canadian generally accepted accounting principles (as applicable), consistently applied, and fairly present the financial position of the Company as of each such date and the results of operations for each such period then ended.

         2.6 Absence of Undisclosed Liabilities. Except as and to the extent reflected or stated in the Financial Statements, the Company has no debts, liabilities or obligations of any nature, whether accrued or absolute, assigned or otherwise, or whether due or to become due, that would have been required to be reflected in, reserved against or otherwise described in the Financial Statements or in the notes thereto in accordance with GAAP which were not (a) fully reflected in, reserved against or otherwise described therein or the notes thereto or (b) incurred in the ordinary course of business consistent with past practice since June 30, 1998.

         2.7 Absence of Certain Developments. Since the date of the Company's interim financial statements for the period ended June 30, 1998 (the "Interim Statements"), (a) there has not been any Material Adverse Change with respect to the Company, and (b) the Company has not entered into any transaction except in the ordinary course of business and consistent with past practice, or entered into any agreement (contingent or otherwise) to do so.

         2.8 Title to Properties. Except as disclosed in the Financial Statements, the Company has good and marketable title to, or has a valid leasehold interest in, or a valid license for, all of the properties and assets reflected in the Financial Statements, free and clear of all mortgages, security interests, liens, restrictions or encumbrances other than (i) the lien of current taxes not yet due and payable and (ii) possible minor liens and encumbrances which do not in any case, individually or in the aggregate, materially detract from the value of the property subject thereto or materially impair the operations of the Company, would not represent a Material Adverse Change, and which have not arisen otherwise than in the ordinary course of business.

         2.9      Tax Matters.

                  (a) All taxes, including, without limitation, income, excise, property, sales, transfer, use, franchise, payroll, employees' income withholding and social security taxes imposed or assessed by the United States or by any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country, or by any other taxing authority, which are due or payable by the Company, and all interest, penalties and



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additions thereon, whether disputed or not, have been paid in full; all tax returns or other documents required to be filed in connection therewith have been accurately prepared and duly and timely filed; and the Company is not the beneficiary of any extension of time within which to file any such returns. The Company has not been delinquent in the payment of any foreign or domestic tax, assessment or governmental charge or deposit and has no tax deficiency or claim outstanding, assessed or, to the best of its knowledge, proposed against it, and there is no basis for any such deficiency or claim. No issues have been raised (or are currently pending) by the U.S. Internal Revenue Service or Revenue Canada or any other taxing authority in connection with any of the returns and reports referred to above, and no waivers of statutes of limitations have been given or requested with respect to the Company in connection therewith. The provisions for taxes in the Financial Statements are sufficient for the payment of all accrued and unpaid federal, provincial, state, county and local taxes of the Company.

                  (b) The Company is not a party to or bound by any tax indemnity, tax sharing or tax allocation agreement.

                  (c) The Company is not presently a member nor has it ever been a member of an affiliated group of corporations within the meaning of Section 1504 of the Internal Revenue Code of which it is or was not the parent company.

         2.10 No Defaults. The Company is not in violation of any term or provision of (a) its Certificate of Incorporation, Memorandum and Articles or Bylaws, as amended to date, or in any material respect any note, indenture, mortgage, lease, agreement, contract, purchase order or other material instrument, document or agreement to which the Company is a party or by which it or any of its properties or assets is bound or affected or (b) any order, writ, injunction or decree of any court or any federal, provincial, state, municipal or other governmental department, authority, commission, board, bureau, agency or instrumentality, domestic or foreign. There exists no condition, event or act which constitutes, or which after notice, lapse of time or both, would constitute a material default under any of the foregoing.

         2.11 Intellectual Property. The Company owns or possesses sufficient legal rights to all material patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, licenses, inventions and processes necessary for the conduct of its business as now conducted, and as proposed to be conducted, without conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity, which would be material to the Company's business as conducted or, to the best of the Company's knowledge, as proposed to be conducted. The Company has not received any communications alleging, nor is the Company aware, to the best of its knowledge, of any basis for such allegation, that the Company has violated, or by conducting its business as proposed, would violate any of the patents, trademarks, service marks, tradenames, copyrights or trade secrets or other proprietary rights of any other person or entity. No other firm, corporation, association or person (i) has notified the Company that it is claiming any ownership of or right to use any of the Company's patents, trademarks, service marks, tradenames, copyrights or trade secrets or other proprietary rights, or
(ii) to the best of the Company's knowledge, is infringing



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upon any such patents, trademarks, service marks, tradenames, copyrights or trade secrets or other proprietary rights. The Company is not aware, to the best of its knowledge, that any of its employees is obligated under any contract (including, licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as presently conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees are now obligated. Each employee of or consultant to the Company with access to confidential or proprietary information has executed a proprietary information agreement obligating such employee or consultant to hold all such information in confidence. The Company does not believe, to the best of its knowledge, that it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

         2.12 Effect of Transaction. The execution, delivery and performance of this Agreement and the transactions contemplated hereby by the Company, and compliance with the provisions hereof by the Company, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Company, or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company, under the Certificate of Incorporation, Memorandum or Articles or Bylaws, as amended to date, of the Company or any material note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which the Company is a party or by which it or any of its properties or assets is bound or affected, except in any case where such occurrence would not have a Material Adverse Effect on the Company.

         2.13 No Governmental Consent or Approval Required. Based in part on the representations made by JJDC in Section 3 of this Agreement, no authorization, consent, approval or other order of, declaration to, or registration, qualification, designation or filing with, any federal, provincial, state or local governmental agency or body is required for or in connection with the valid and lawful authorization, execution and delivery by the Company of this Agreement, the Ancillary Agreements or any other agreement entered into by the Company in connection with this Agreement, and the consummation of the transactions contemplated hereby or thereby, or for or in connection with the valid and lawful authorization, issuance, sale and delivery of the Shares, other than the qualification (or taking of such action as may be necessary to secure an exemption from qualification if available) of the offer and sale of the Shares under the applicable state and provincial securities laws, which filings and qualifications, if required, will be accomplished in a timely manner so as to comply with such qualification or exemption from qualification requirements.

         2.14 Litigation. Except as disclosed in the Interim Statements, there is no (a) claim,



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arbitration, action, suit, proceeding or investigation at law or in equity or by or before any governmental instrumentality or other agency pending, or to the best knowledge of the Company, threatened against the Company, or (b) judgment, decree, injunction or order of any court, governmental department, commission, agency, instrumentality or arbitrator against the Company, nor, to the best knowledge of the Company, does there exist any basis therefor.

         2.15 Securities Laws. Assuming that JJDC's representations and warranties contained in Section 3 of this Agreement are true and correct, the offer, issuance and sale of the Shares are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 Act"), and of the Canadian Act (as defined hereinafter), and have been registered or qualified (or are exempt from registration, qualification and prospectus filing requirements) under the registration, permit, qualification or prospectus filing requirements of all applicable provincial and state securities laws.

         2.16 Business. The Company has complied in all material respects with all federal, provincial, state, local or foreign laws, ordinances, regulations or orders applicable to the business of the Company as presently or previously conducted, or as proposed to be conducted. The Company has all material federal, provincial, state, local and foreign governmental licenses and permits that are required for the conduct of its business presently or previously conducted by the Company, which licenses and permits are in full force and effect, and no violations are outstanding or uncured with respect to any such licenses or permits and no proceeding is pending or, to the best knowledge of the Company, threatened to revoke or limit any thereof.

         2.17 Brokerage. There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of the Company and the Company agrees to indemnify and hold JJDC harmless against any damages incurred as a result of any such claim.

         2.18 Insurance. The Company maintains in full force such types and amounts of insurance issued by issuers of recognized responsibility insuring the Company, with respect to its liability, workers' compensation, business and properties, in such amounts and against such losses and risks as are adequate against risks usually insured against by Persons (as hereinafter defined) operating similar businesses and properties.

         2.19 Public Reports. The Company has provided to JJDC true and complete copies of all reports, schedules, forms, statements and other documents (the "Public Reports") filed by the Company with (i) the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) the British Columbia Securities Commission (the "BCSC") under the Securities Act (British Columbia) (the "British Columbia Act"), and (iii) the Ontario Securities Commission (the "OSC" and, together with the BCSC, the "Canadian SC") under the Securities Act (Ontario) (the "Ontario Act" and, together with the British Columbia Act, the "Canadian Act"), since December 31, 1994. The Public Reports include all the reports the Company has been required to file under the Exchange Act or the Canadian Act since that date. As of their respective dates, (i) the Public Reports complied in all material respects with the requirements of the Exchange Act and the Canadian Act, as applicable, and the rules and regulations promulgated thereunder, and (ii) none of the Public Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the


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statements therein not misleading.

         2.20 Investment Company. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and will not, as a result of the transactions contemplated hereby, become an "investment company."

         2.21 Registration Rights. Except as set forth herein, the Company is not under any contractual obligation to register any of its currently outstanding securities or any of its securities that may hereafter be issued.

         2.22 Disclosure. The Company has provided JJDC with all the information that it has requested for deciding whether to purchase the Shares at the Closing. Neither the Financial Statements, this Agreement, nor any other written document, certificate, instrument or statement furnished or made available in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

         2.23 Employees. There are no controversies or labor troubles pending or, to the best knowledge of the Company, threatened between the Company and its employees. JJDC will not incur through consummation of any of the transactions contemplated by the Agreement any liability in respect of employees of the Company or any of its employee benefit plans.

3. Representations and Warranties and Other Agreements of JJDC.

         3.1 Representations and Warranties. JJDC hereby represents and warrants to the Company that:

                  a. Authorization. JJDC has full power and authority to execute, deliver and perform this Agreement and to purchase the Shares. This Agreement has been duly executed and delivered by JJDC and, assuming due execution by the Company hereto, this Agreement constitutes the valid and legally binding obligation of JJDC, enforceable against JJDC in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally, and to general equitable principles.

                  b. Purchase Entirely for Own Account. The Shares to be received by JJDC will be acquired for investment for JJDC's own account, not as a nominee or agent and not with a view to the distribution of any part thereof. JJDC has no present intention of selling, granting any participation in, or otherwise distributing the Shares. JJDC does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Shares.

                  c. Restrictions on Disposition. JJDC covenants that in no event will it dispose of any of the Shares (other than pursuant to Rule 144 promulgated under the 1933 Act ("Rule 144") or outside the United States in accordance with Regulation S under the 1933 Act or pursuant to a registration statement filed with the SEC pursuant to the 1933 Act) unless and until (i) JJDC shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and


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(ii) if requested by the Company, JJDC shall have furnished the Company with an opinion of JJDC's counsel, reasonably satisfactory in form and substance to the Company and the Company's counsel, to the effect that (a) such disposition will not require registration under the 1933 Act or (b) appropriate action necessary for compliance with the 1933 Act and any applicable state, provincial, local or foreign law has been taken. The restrictions on transfer imposed by this Section 3.1(c) shall cease and terminate as to the Shares when: (i) such Shares shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration, or (ii) an opinion of the kind described in the preceding sentence states that all future transfers of such Shares by the holder thereof would be exempt from registration under the 1933 Act. Each certificate evidencing the Shares shall bear an appropriate restrictive legend as set forth in Section 3.3 below, except that such certificate shall not be required to bear such legend after a transfer thereof if the transfer was made in compliance with Rule 144 or Rule 904 of Regulation S under the 1933 Act or pursuant to a registration statement or, if the opinion of counsel referred to above is issued and provides that such legend is not required in order to establish compliance with any provisions of the 1933 Act.

                  d. Receipt of Information. JJDC has been furnished access to the business records of the Company and all such additional information and documents as JJDC has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement and the purchase of the Shares.

                  e. Brokerage. There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of JJDC, and JJDC agrees to indemnify and hold the Company harmless against any damages incurred as a result of any such claims.

                  f. Organization and Corporate Power. JJDC is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey.

                  g. Investment Experience. JJDC acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. JJDC also represents that it has not been organized solely for the purpose of acquiring the Shares.

                  h. Accredited Investor. JJDC is an "Accredited Investor" within the meaning of 501 of Regulation D promulgated under the 1933 Act or a "Qualified Institutional Buyer" within the meaning of 144A promulgated under the 1933 Act.

         3.2      Further Provisions Regarding Disposition.

                  a. Transfer to Affiliates. Notwithstanding the provisions of
Section 3.1(c) above, no registration statement or opinion of counsel shall be necessary for a transfer by JJDC of the Shares to a subsidiary, shareholder or Affiliate of JJDC, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were JJDC hereunder.

                  b. New Certificates. Whenever the restrictions imposed by this
Section 3.1(c)


                                       8.

shall terminate as herein provided, the holder of the Shares as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, one or more new certificates not bearing restrictive legends and not containing any reference to the restrictions imposed by this Agreement.

         3.3 Legend. It is understood that, subject to Sections 3.1(c) and 3.2(b), the certificates evidencing the Shares shall bear substantially the following legends:

                  (a) THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER SUCH ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL [four months from closing] EXCEPT AS PERMITTED BY THE SECURITIES ACT (BRITISH COLUMBIA) AND THE RULES AND REGULATIONS MADE THEREUNDER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND MAY BE OBTAINED FROM THE COMPANY'S TRANSFER AGENT UPON DELIVERY OF A DECLARATION IN THE FORM ATTACHED HERETO AS SCHEDULE "A".

                  (b) Any legend required by the laws of any other applicable jurisdiction.

         4. Conditions of JJDC's obligations at Closing. The obligations of JJDC to purchase Shares at the Closing are subject to the fulfillment on or prior to the Closing of each of the following conditions, any of which may be waived by
JJDC:

                  (a) Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true in all material respects (provided that to the extent any representation or warranty has a materiality qualification it shall not be further qualified by the use of the word material in this Section 4.1) on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

                  (b) Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                  (c) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States, Canada or of any province or state that are required in connection with the lawful issuance and sale of the Shares to JJDC pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.


                                       9.

                  (d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to JJDC and JJDC's counsel, and JJDC shall have received all such counterpart original and certified or other copies of such documents as JJDC may reasonably request.

                  (e) Opinion of Company Counsel. JJDC shall have received from Catalyst Corporate Finance Lawyers and Cooley Godward LLP, counsel for the Company, opinions addressed to JJDC covering the matters set forth in Sections 2.1, 2.2, 2.3 (as to the due authorization, valid issuance, full payment and non-accessibility of the Shares), 2.12, 2.13, 2.15, and 2.20 hereof.

                  (f) Compliance Certificate. The Chief Executive Officer of the Company shall deliver to JJDC at the Closing a certificate certifying that (i) the representations and warranties of the Company contained in Section 2 are true in all material respects (provided that to the extent any representation or warranty has a materiality qualification it shall not be further qualified by the use of the word material in this Section 4.1(f)), (ii) the Company has performed and complied in all material respects with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing, and (iii) there has been no Material Adverse Change in the Company since the date of the Interim Statements.

                  (g) Required Consents. All waiting periods applicable to the Closing under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (including any extension thereof by reason of a request for additional information) shall have expired or been terminated and no action shall have been instituted, or shall be threatened or pending, by the United States Justice Department (the "DOJ") or the Federal Trade Commission (the "FTC") challenging or seeking to enjoin the consummation of the transactions contemplated at the Closing, which action shall not have been withdrawn or terminated.

                  (h) TSE Listing. The Shares shall have been approved for conditional listing on The Toronto Stock Exchange, subject to the requirements in the notice of issuance which is attached hereto as Exhibit B.

5. Conditions of the Company's Obligations at Closing. The obligations of the Company under Section 1 of this Agreement are subject to the fulfillment on or prior to the Closing of each of the following conditions, any of which may be waived by the Company:

         5.1 Representations and Warranties. The representations and warranties of JJDC contained in Section 3 shall be true in all material respects (provided that to the extent any representation or warranty has a materiality qualification it shall not be further qualified by the use of the word material in this Section 5.1) on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

         5.2. JJDC shall have performed and complied in all material respects (provided that to the extent any representation or warranty has a materiality qualification it shall not be further


                                      10.

qualified by the use of the word material in this Section 5.2) with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         5.3 Qualifications. All material authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States, Canada or of any province or state that are required in connection with the lawful issuance and sale of the Shares at the Closing to JJDC pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the date of the Closing.

6.       Registration of Shares.

         6.1 Definitions. Unless the context otherwise requires, the terms defined in this Section 6 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

                  "Board" means the Board of Directors of the Company.

                  "Holder" of any security means the record or beneficial owner of such security or any permitted assignee thereof.

                  "Holders of a Majority of the Registrable Securities" means the Person or Persons who are the Holders of greater than 50% of the shares of Registrable Securities then outstanding.

                  "Person" means any natural person, corporation, trust, association, company, partnership, joint venture or other entity or any government, governmental agency, instrumentality or political subdivision.

                  The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act, and the declaration for ordering of the effectiveness of such registration statement.

                  "Registrable Securities" means (i) the shares of Common Stock of the Company sold pursuant to this Agreement and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however that such shares of Common Stock shall only be treated as Registrable Securities if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act pursuant to Rule 144 or Rule 904 of Regulation S thereunder so that all the transfer registrations and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the Company receives either (x) an opinion of counsel for the Company (with a copy to the seller of such Common Stock), which shall be in form and content, reasonably satisfactory to the Company, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the 1933 Act in any public or private transaction or, (y) in the event of a sale outside the United States, upon the delivery of a declaration in the form attached hereto as Schedule "A".


                                      11.

                  "Registrable Securities then outstanding" means the number of shares of Common Stock which are Registrable Securities and (i) are then issued and outstanding or (ii) are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

         6.2      Required Registration.

                  (a) Pursuant to the terms and subject to the conditions hereof, if at any time after six (6) months from the date hereof, the Company shall receive a written request therefor from the Holders of at least 30 percent of the Registrable Securities then outstanding, the Company agrees to prepare and file promptly a registration statement under the 1933 Act covering the shares of Registrable Securities which are the subject of such request and agrees to use its best efforts to cause such registration statement to become effective as expeditiously as possible. Upon the receipt of such request, the Company agrees to give prompt written notice to all Holders of Registrable Securities that such registration is to be effected. The Company agrees to include in such registration statement such shares of Registrable Securities for which it has received written request to register such shares by the Holders thereof within twenty (20) days after the receipt by the Holders of written notice from the Company.

                  (b) The Company shall be obligated to prepare, file and cause to become effective only two registration statements pursuant to this Section
6.2. A registration required to be effected by the Company pursuant to this
Section 6.2 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction, or other order or requirement of the SEC or other governmental agency or court, for any reason not attributable to the Holders initiating the registration request hereunder (the "Initiating Holders") with respect to such registration statement, and has not thereafter become effective or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Initiating Holders with respect to such registration statement.

                  (c) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they agree to provide the Company with the name of the managing underwriter or underwriters (the "managing underwriter") that a majority interest of the Initiating Holders propose to employ, as part of their request made pursuant to this Section 6.2, and the Company agrees to include such information in its written notice referred to in Section 6.2(a). In such event, the right of any Holder to registration pursuant to this Section 6.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by the Holders of a Majority of the Registrable Securities initiating such request for registration and such Holder). All Holders proposing to distribute their securities through such underwriting agree to enter into (together with the Company) an underwriting agreement with the managing underwriter or underwriters elected for such underwriting, in the manner set forth above, provided that such underwriting agreement is in customary form and is reasonably acceptable to the Holders of a majority of the shares of Registrable Securities to be included in such registration.


                                      12.

                  (d) Notwithstanding the foregoing, if the managing underwriter of an underwritten distribution advises the Company and the Holders of Registrable Securities participating in such registration in writing that in its good faith judgment the number of shares of Registrable Securities and the other securities requested to be included in such registration exceeds the number of shares of Registrable Securities and the other securities which can be sold in such offering, then (i) the other securities so requested to be included in such registration shall initially be reduced and the number of shares of Registrable Securities so requested to be included in such registration shall subsequently be reduced, together to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering and (ii) the reduced number of Registrable Securities to be included in the underwriting shall be allocated pro rata among all Holders of Registrable Securities participating in such registration. Those Registrable Securities which are excluded from the underwriting by reason of the managing underwriter's marketing limitation shall not be included in such registration and shall be withheld from the market by the Holders thereof for a period, not in excess of 120 days, which the managing underwriter reasonably determines is necessary to effect the underwritten public offering.

                  (e) Without the prior written consent of the Holders holding at least sixty-six and sixty seven hundredths percent (66.67%) of the then-outstanding Registrable Securities, the Company will not, after the date hereof, grant registration rights permitting any holder of Company securities to include such other holder's securities, by a "piggyback" registration right in any demand registration effected under this Section 6.2.

         6.3      "Piggyback" Registration.

                  (a) Each time the Company shall determine to file a registration statement under the 1933 Act (other than pursuant to Section 6.2 hereof and other than on Form S-4, S-8 or a registration statement on Form S-1 covering solely any employee benefit plan) in connection with the proposed offer and sale for money of any of its securities either for its own account or on behalf of any other security holder, the Company agrees to give promptly written notice of its determination to all Holders of Registrable Securities. Upon the written request of a Holder of any shares of Registrable Securities given within twenty (20) days after the receipt of such written notice from the Company, the Company agrees to cause all such Registrable Securities, the Holders of which have so requested registration hereof, to be included in such registration statement and to use its best efforts to cause such registration statement to become effective under the 1933 Act, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered. In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request pursuant to this Section 6.3(a) to register Registrable Securities may specify that such securities are to be included in the underwriting (i) on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters, under such registration, or (ii) on terms and conditions comparable to those normally applicable to offerings of Common Stock in reasonably similar circumstances in the event that no shares of Common Stock other than Registrable Securities are being sold through underwriters in such registration.

                  (b) If the registration of which the Company gives written notice pursuant to


                                      13.

Section 6.3(a) is for a public offering involving an underwriting, the Company agrees to so advise the Holders as a part of its written notice. In such event the right of any Holder to registration pursuant to this Section 6.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting agree to enter into (together with the Company and the other Holders distributing their securities through such underwriting) an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company.

                  (c) Notwithstanding any other provision of this Section 6.3, if the managing underwriter of an underwritten distribution advises the Company and the Holders of the Registrable Securities requesting participation in such registration in writing that in its good faith judgment the number of shares of Registrable Securities and the other securities requested to be registered under this Section 6.3 exceeds the number of shares of Registrable Securities and other securities which can be sold in such offering, then (i) the number of shares of Registrable Securities and other securities so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering (except for shares to be issued by the Company in a public offering, which shall have priority over the Registrable Securities), and (ii) such reduced number of shares shall be allocated among all participating Holders of Registrable Securities and holders of other securities in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities and other securities held by such Holders at the time of filing the registration statement. All Registrable Securities and other securities which are excluded from the underwriting by reason of the managing underwriter's marketing limitation and all other Registrable Securities not originally requested to be so included shall not be included in such registration and shall be withheld from the market by the Holders thereof for a period, not in excess of one hundred eighty (180) days, which the managing underwriter reasonably determines is necessary to effect the underwritten public offering.

         6.4      Registration Expenses.

                  (a) The Company shall pay all expenses incurred in effecting the registration of Registrable Securities pursuant to Section 6 including, without limitation, all federal, provincial and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel for the participating Holders together, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but not including underwriting discounts, commissions and expenses.

                  (b) Notwithstanding the foregoing, in the event that a registration pursuant to Section 6.2 is requested by the Initiating Holders and such request is withdrawn prior to the filing of a registration statement by the Company, or such Holders cause the Company to withdraw a registration statement prior to its effectiveness, then either (i) the Initiating Holders and other Holders requesting inclusion of their shares in such registration shall bear pro rata all fees, costs and expenses of the registration and preparation of the registration statement or (ii) such requested registration shall be deemed to be one of the registrations the Company is required to effect pursuant to Section
6.2 hereof. Notwithstanding the foregoing, however, if at


                                      14.

the time of the withdrawal, the Initiating Holders and the other Holders have learned of a Material Adverse Change with respect to the Company from that known to such Holders at the time of their request, then such Holders shall not be required to pay any of such registration expenses and shall retain their rights pursuant to Section 6.2.

         6.5 Registration Procedures. If and whenever the Company is required by the provisions of Section 6 to effect the registration of Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

                  (a) prepare and file with the SEC a registration statement which includes the Registrable Securities and use its best efforts to cause such registration statement to become and remain effective until the distribution described in the registration statement has been completed;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of Registrable Securities covered by such registration statement whenever a Holder shall desire to sell or otherwise dispose of the same;

                  (c) furnish to each participating Holder (and to each underwriter, if any, of Registrable Securities) such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

                  (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such provincial or state securities or blue sky laws of such jurisdiction as each participating Holder shall reasonably request and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions, except that the Company shall not for any purpose be required to consent generally to service of process or qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                  (e) before filing the registration statement or prospectus or amendments or supplements thereto, furnish to counsel selected by the participating Holders copies of such documents proposed to be filed which shall be subject to the reasonable approval of such counsel;

                  (f) in the event of any underwritten offering, along with the Holders, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offer;

                  (g) notify the participating Holders at any time when a prospectus relating to any Registrable Securities covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements


                                      15.

therein not misleading in light of the circumstances then existing and promptly file such amendments and supplements as may be necessary so that, as thereafter delivered to such Holders of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and use its best efforts to cause each such amendment and supplement to become effective;

                  (h) furnish at the request of the participating Holders on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to Section 6 (i) an opinion, dated such date, of the counsel representing the Company, for purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offering addressed to the underwriters, if any, and to such Holders, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and to such Holders; and

                  (i) use its best efforts to cause all such Registrable Securities to be listed on the securities exchange, if any, on which the Common Stock is then listed.

         6.6 Form F-3 or S-3 Registration. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form F-3 or S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 business days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 6.6: (i) if Form F-3 or S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than Five Hundred Thousand Dollars ($500,000.00); (iii) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such Form F-3 or S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form F-3 or S-3 Registration Statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 6.6; provided, however, that the Company shall not utilize this right more than once in any 12-


                                      16.

month period; (iv) if the Company has, within the 12month period preceding the date of such request, already effected one registration on Form F-3 or S-3 that includes Registrable Securities of the Holders pursuant to this Section 6.6 and other similar provisions granting rights to registration on Form F-3 or S-3; or
(v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                  (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 6.6 shall not be counted as demands for registration effected pursuant to Section 6.2.

         6.7 Indemnification. In the event Registrable Securities are registered pursuant to this Section 6:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement and any underwriter (within the meaning of the 1933 Act) with respect to the Registrable Securities, and each officer, director, employee and agent thereof and each person, if any, who otherwise controls such Holder or underwriter (within the meaning of the 1933 Act), against any losses or claims, damages, expenses or liabilities, joint or several, to which they may become subject under the 1933 Act, the Exchange Act or other federal or state law, or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or allegedly untrue statement of any material fact contained in the registration statement for the Registrable Securities, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any document incident to the registration or qualification of any Registrable Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or allegedly necessary to make the statements therein not misleading or arise out of any violation or alleged violation by the Company of the 1933 Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the Exchange Act or any state securities law; and will reimburse such Holder, any underwriter, officer, director, employee, agent or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability or action if such settlement is effected without the written consent of the Company, which shall not be unreasonably withheld, nor shall the Company be liable under this
Section 6.7(a) to such Holder, underwriter, officer, director, employee, agent or controlling person for any such loss, claim, damage, expense, liability or action to the extent that it arises out of, or is based upon, an untrue statement or allegedly untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished in writing expressly for use in connection with such registration by such Holder, underwriter, officer, director, employee, agent or controlling person.


                                      17.

                  (b) To the extent permitted by law, each Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement will indemnify and hold harmless the Company, each of its employees, agents, directors and officers, each person, if any, who controls the Company within the meaning of the 1933 Act, and any underwriter (within the meaning of the 1933 Act) against any losses, claims, damages, or liabilities to which the Company or any such person or underwriter may become subject, under the 1933 Act, the Exchange Act or other federal or state law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of, or are based upon any untrue or allegedly untrue statement of any material fact contained in a registration statement for the Registrable Securities, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any document incident to the registration or qualification of any Registrable Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or allegedly necessary to make the statements therein not misleading; in each case to the extent that such untrue statement or allegedly untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished in writing by such Holder expressly for use in connection with such registration; provided, however, that the indemnity agreement contained in this Section 6.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability or action if such settlement is effected without the written consent of such Holder, which shall not be unreasonably withheld; and such Holder will reimburse the Company or any such person or underwriter for any legal or other expenses reasonably incurred by the Company or any such person or underwriter in connection with investigating or defending such loss, claim, damage, liability, expense or action.

                  (c) Promptly after receipt by an indemnified party under this
Section 6.7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties. An indemnifying party shall not have the right to direct the defense of such an action on behalf of an indemnified party if such indemnified party has reasonably concluded that there may be defenses available to it that are different from or additional to those available to the indemnifying party; provided, however, that in such event, the indemnifying party shall bear the fees and expenses of only one (1) separate counsel for all indemnified parties. The failure to notify in writing an indemnifying party promptly of the commencement of any such action if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6.7, but the omission so to notify in writing the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise than under this Section 6.7.

                  (d) To the extent permitted by law, the indemnification provided for under this Section 6.7 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person (within the meaning of the 1933 Act) of such indemnified party and will survive the transfer of any securities.


                                      18.

                  (e) If for any reason the foregoing indemnity is unavailable to, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. Notwithstanding the foregoing, no underwriter, if any, shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any underwriters to contribute pursuant to this Section 6.7(e) shall be several in proportion to their respective underwriting commitments and not joint.

         6.8 Reports under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell Registrable Securities to the public without registration, and with a view to making it possible for any such Holder to register the Registrable Securities pursuant to a registration on Form F-3 or S-3, the Company agrees to:

                  (a) make and keep available public information, as those terms are understood and defined in Rule 144, at all times;

                  (b) file with the Canadian SC and the SEC in a timely manner all reports and other documents required of the Company under the Canadian Act, the 1933 Act and the Exchange Act; and

                  (c) furnish to a Holder owning any Registrable Securities upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Ontario Act, Rule 144, the 1933 Act and the Exchange Act, or that it qualifies as a registrant whose Registrable Securities may be resold pursuant to Form F-3 or S-3 (at any time after it so qualifies),
(ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably required in availing any Holder of Registrable Securities of any rule or regulation of the SEC which permits the selling of any such Registrable Securities without registration or pursuant to such form.

         6.9 Transferability. The right to cause the Company to register Registrable Securities granted by the Company to the Holders under this Agreement may be assigned by any Holder to a transferee or assignee of any Registrable Securities, provided that the Company must receive written notice prior to or at the time of said transfer, stating the name and address of said


                                      19.

transferee or assignee and identifying the securities with respect to which such rights are being assigned.

         6.10 Granting of Registration Rights. The Company shall not, without the prior written consent of the Holders of at least 66.67% of the Registrable Securities then outstanding, grant any rights to any Persons to register any shares of capital stock or other securities of the Company if such rights could reasonably be expected to conflict with, or be on a parity with, the rights of the Holders of Registrable Securities.

         6.11 The Company agrees to maintain the listing of the Company's Common Stock on The Toronto Stock Exchange, AMEX, NASDAQ Small Cap or NASDAQ NMS in good standing for so long as JJDC owns the Shares.

         6.12 The registration rights granted pursuant to this Agreement shall terminate on the second anniversary of this Agreement.

7.       Miscellaneous.

         7.1 Survival of Warranties. The warranties, representations, agreements, covenants and undertakings of the Company or JJDC contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and each Closing and shall in no way be affected by an investigation of the subject matter thereof made by or on behalf of JJDC or the Company.

         7.2 Incorporation by Reference. All Exhibits and Schedules appended to this Agreement are herein incorporated by reference and made a part hereof.

         7.3 Successor and Assignees. All terms, covenants, agreements, representations, warranties and undertakings in this Agreement made by and on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including transferees of any Shares) whether so expressed or not, subject to Sections 6.9.

         7.4 Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by JJDC and the Company or, in the case of a waiver, by the party against whom the waiver is to be effective.

                  (b) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         7.5 Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New Jersey and, together with the rights or obligations of the parties hereunder, shall be construed under and governed by the laws of such State.

         7.6 Notice . All notices, requests, consents and demands shall be in writing and shall


                                      20.

be deemed given when (i) personally delivered, (ii) mailed in a registered or certified envelope, postage prepaid or (iii) sent by Federal Express or another nationally recognized overnight delivery service (paid by sender):

                  to the Company at:

                           Genetronics Biomedical Ltd.
                           11199 Sorrento Valley Road
                           San Diego, California 92121-1334
                           Fax: (619) 597-0119
                           Attention: President

                  with a copy to:

                           Cooley Godward LLP
                           4365 Executive Drive, Suite 1100
                           San Diego, California 92121-2128
                           Fax: (619) 453-3555
                           Attention: M. Wainwright Fishburn, Esq.

                  or to JJDC at:

                           Johnson & Johnson Development Corporation
                           One Johnson & Johnson Plaza
                           New Brunswick, New Jersey 08933
                           Fax: (908) 247-5309
                           Attention: President

                  with a copy to:

                           Johnson & Johnson
                           One Johnson & Johnson Plaza
                           New Brunswick, New Jersey 08933
                           Fax: (908) 524-2788
                           Attention: Office of General Counsel

or such other address as may be furnished in writing by a party to the other party hereto.

         7.7 Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

         7.8 Effect of Headings. The section and paragraph headings herein are for convenience only and shall not affect the construction hereof.

         7.9 Entire Agreement. This Agreement, the Ancillary Agreements and the Exhibits and Schedules hereto and thereto constitute the entire agreement among the Company and JJDC with respect to the subject matter hereof. There are no representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein.


                                      21.

This Agreement supersedes all prior agreements between the parties with respect to the Shares purchased hereunder and the subject matter hereof.

         7.10 Publicity. The Company shall not originate any publicity, news release or other public announcement, written or oral, whether relating to the performance under this Agreement or the existence of any arrangement between the parties, without the prior written consent of JJDC, except where such publicity, news release or other public announcement is required by law; provided that in such event, JJDC shall be consulted by the Company in connection with any such publicity, news release or other public announcement prior to its release and shall be provided with a copy thereof and shall respond to the Company within a reasonable period of time following receipt thereof.

         7.11 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written, by the duly authorized representatives of the parties hereto.

GENETRONICS BIOMEDICAL LTD.                 GENETRONICS BIOMEDICAL LTD.

By:  /s/ Lois Crandell                      By:  /s/ Martin Nash
     ---------------------------                 -----------------------------
      Name:  Lois Crandell                       Name:  Martin Nash
      Title:  President and CEO                  Title:  Senior Vice President

                                            JOHNSON & JOHNSON
                                            DEVELOPMENT CORPORATION

                                            By:  /s/ Thomas M. Gorrie
                                                 -------------------------------
                                                   Name: Thomas M. Gorrie, Ph.D.
                                                   Title:  Vice President



                                      22.

                                  "SCHEDULE "A"

                    FORM OF DECLARATION FOR REMOVAL OF LEGEND

To:      Trust Company,

                  As registrar and transfer agent for Common Shares of Genetronics Biomedical Ltd.

         The undersigned (a) acknowledges that the sale of the securities of Genetronics Biomedical Ltd. (the "Company") to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act"), and (b) certifies that (1) the seller is not an affiliate of the Company as defined in Rule 405 under the 1933 Act, (2) the offer of such securities was not made to a U.S. person and either (A) at the time the buy order was originated, the buyer was not a U.S. person, or the seller and any person acting on its behalf reasonably believed that the buyer was not a U.S. person, or (B) the transaction was executed in, on or through the facilities of The Toronto Stock Exchange or any other designated offshore securities market as defined in Regulation S under the 1933 Act and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer which is a U.S. person, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off' the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the 1933 Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 under the 1933 Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.



                                      23.

                                   EXHIBIT "A"

                    FORM OF LICENSE AND DEVELOPMENT AGREEMENT

                                    [Recital]


                                      24.